GreenFi Funds Trust N-CSR

Exhibit 19(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the GreenFi Redwood Fund (the “Fund”), a series of the GreenFi Funds Trust on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Tim Newell, President and Principal Executive Officer of the Fund, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

	By:	/s/ Tim Newell
Date: December 1, 2025		Tim Newell President and Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to the GreenFi Funds Trsut and will be retained by the GreenFi Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 19(b)

PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the GreenFi Redwood Fund (the “Fund”), a series of the GreenFi Funds Trust on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Matthew Bergin, Principal Financial Officer, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

	By:	/s/ Matthew Bergin
Date: December 1, 2025		Matthew Bergin Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the GreenFi Funds Trust and will be retained by the GreenFi Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.